American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2060 Portfolio
April 30, 2024

One Choice Blend+ 2060 Portfolio - Schedule of Investments
APRIL 30, 2024 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 61.6%
Avantis U.S. Equity Fund G Class	221,384	3,617,408
Avantis U.S. Small Cap Value Fund G Class	19,850	321,971
Focused Dynamic Growth Fund G Class(2)	42,567	2,428,425
Focused Large Cap Value Fund G Class	233,946	2,402,623
Heritage Fund G Class	20,649	566,395
Mid Cap Value Fund G Class	36,878	579,358
Small Cap Growth Fund G Class(2)	15,355	319,835
		10,236,015
International Equity Funds — 28.4%
Avantis Emerging Markets Equity Fund G Class	40,385	463,623
Avantis International Equity Fund G Class	113,985	1,341,598
Emerging Markets Fund G Class	62,719	672,971
Focused International Growth Fund G Class	44,998	739,763
Global Real Estate Fund G Class	37,879	443,942
International Small-Mid Cap Fund G Class	30,710	299,426
Non-U.S. Intrinsic Value Fund G Class	80,266	752,898
		4,714,221
Domestic Fixed Income Funds — 7.3%
Avantis Core Fixed Income Fund G Class	111,087	900,913
High Income Fund G Class	27,285	230,290
Inflation-Adjusted Bond Fund G Class	8,109	82,708
		1,213,911
International Fixed Income Funds — 2.7%
Emerging Markets Debt Fund G Class	14,112	122,637
Global Bond Fund G Class	39,076	333,711
		456,348
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $14,976,946)		16,620,495
OTHER ASSETS AND LIABILITIES — 0.0%		31
TOTAL NET ASSETS — 100.0%		$16,620,526

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2024 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$2,194	$1,378	$252	$297	$3,617	221	$4	$40
Avantis U.S. Small Cap Value Fund	203	118	19	20	322	20	—	5
Focused Dynamic Growth Fund(3)	1,453	957	296	314	2,428	43	12	—
Focused Large Cap Value Fund	1,441	1,175	307	94	2,403	234	(19)	73
Heritage Fund	346	212	46	54	566	21	4	3
Mid Cap Value Fund	345	264	36	6	579	37	(6)	25
Small Cap Growth Fund(3)	197	130	18	11	320	15	—	—
Avantis Emerging Markets Equity Fund	271	199	25	19	464	40	(2)	14
Avantis International Equity Fund	805	585	96	48	1,342	114	(2)	37
Emerging Markets Fund	407	293	53	25	672	63	(10)	14
Focused International Growth Fund	449	347	70	14	740	45	(4)	9
Global Real Estate Fund	270	201	33	6	444	38	(8)	13
International Small-Mid Cap Fund	182	123	19	13	299	31	(4)	5
Non-U.S. Intrinsic Value Fund	450	404	52	(49)	753	80	(3)	77
Avantis Core Fixed Income Fund	537	459	84	(11)	901	111	(8)	25
High Income Fund	136	101	10	3	230	27	(1)	10
Inflation-Adjusted Bond Fund	49	36	—	(2)	83	8	—	2
Emerging Markets Debt Fund	73	54	2	(2)	123	14	—	5
Global Bond Fund	199	152	19	2	334	39	(3)	7
	$10,007	$7,188	$1,437	$862	$16,620	1,201	$(50)	$364
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.